UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 30, 2005

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          Delaware 001-16587 58-1597246
                (State or Other (Commission File (I.R.S. Employer
                     Jurisdiction of Number) Identification
                             Incorporation) Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1   Registrant's Business and Operations

Item 1.01       Entry into a Material Definitive Agreement

     On September 30, 2005, Orion HealthCorp, Inc. ("Orion") executed a Purchase Agreement (the "TASC Agreement") by and among Tuscarawas Ambulatory Surgery Center, L.L.C. ("TASC"), each of the individuals holding a minority equity interest in TASC (the "TASC Selling Investors" and together with Orion, the "TASC Sellers") and Union Hospital ("Union"). The consummation of the transactions contemplated by the TASC Agreement (the "TASC Closing") occurred concurrently with the execution of the TASC Agreement, as amended by the Closing Distribution Agreement, which was deemed to be effective as of 12:01 a.m. on October 1, 2005 (the "TASC Closing Date").

     Prior to the execution of the TASC Agreement, the TASC Sellers owned units in TASC, which is organized as an Ohio limited liability corporation. Under the TASC Agreement, the TASC Selling Investors agreed to sell 19.5 ownership units (the "TASC Units") to Union and Orion agreed to sell 54 TASC Units, which represents 100% of Orion's equity interests in TASC, to Union, such that upon the TASC Closing Date, Union would own 70% of the TASC Units.

     As consideration for the purchase of these TASC Units, Union paid a price of $12,666.67 per TASC Unit for a total purchase price of $950,000. The purchase price, less $82,632.47 in closing costs, was paid to the TASC Sellers as follows on the TASC Closing Date:

     (i)  Payment to Orion of $208,823.73 in immediately available funds;

     (ii) Retention by Orion of the $250,000 escrow closing deposit previously paid by Union;

     (iii) As a portion of the single note payable from Union to Orion due on or before March 30, 2006 in the gross amount of $530,547.37 (the "Note")[which relates to all three transactions described herein], the amount of $196,638.75; and

     (iv) Payment of 100% of the net purchase price to the TASC Selling Investors (collectively, $230,117.92), such amount to be by cashier's or certified check.

     Additionally, as part of the TASC Agreement, Orion executed a management services agreement (the "TASC MSA) with TASC for a period of two years from the TASC Closing Date.

     A copy of the TASC Agreement, as amended, is attached hereto as Exhibit
2.1.

     On September 30, 2005 and concurrent with the execution of the TASC Agreement, Union and TASC Anesthesia, L.L.C. ("TASC Anesthesia"), an Ohio limited liability company whose sole member is TASC, executed an Asset Purchase Agreement (the "TASC Anesthesia Agreement") to purchase certain assets of TASC Anesthesia for the purchase price of $77,524.00, payable to the TASC Sellers on a pro rata basis, determined by the TASC Units that were owned by each TASC Seller immediately prior to the execution of the TASC Agreement. The consummation of the transactions contemplated by the TASC Anesthesia Agreement (the "TASC Anesthesia Closing") occurred concurrently with the execution of the TASC Anesthesia Agreement, as amended by the Closing Distribution Agreement, which was deemed to be effective as of 12:01 a.m. on October 1, 2005 (the "TASC Anesthesia Closing Date"). The consideration for the TASC Anesthesia Agreement was paid to TASC and then distributed to the TASC Sellers as follows as of the TASC Anesthesia Closing Date:

     (i)  Payment to Orion of $27,908.64 in immediately available funds;

     (ii) As a portion of the Note, the amount of $11,960.85; and

     (iii) Payment of 100% of the purchase price to the TASC Selling Investors (collectively, $37,986.76), such amount to be by cashier's or certified check.

     A copy of the TASC Anesthesia Agreement, as amended, is attached hereto as
Exhibit 2.2.

     On September 30, 2005, Orion executed a Purchase Agreement (the "TOM Agreement") by and among Tuscarawas Open MRI, L.P. ("TOM"), each of the individuals holding a minority equity interest in TOM (the "TOM Selling Investors" and together with Orion, the "TOM Sellers") and Union. The consummation of the transactions contemplated by the TOM Agreement (the "TOM Closing") occurred concurrently with the execution of the TOM Agreement, as amended by the Closing Distribution Agreement, which was deemed to be effective as of 12:01 a.m. on October 1, 2005 (the "TOM Closing Date").

     Prior to the execution of the TOM Agreement, the TOM Sellers owned general or limited partnership interests in TOM (together, the "Interests"), which is organized as an Ohio limited partnership. Under the TOM Agreement, the TOM Selling Investors agreed to sell 29% of the Interests (the "TOM Interests") to Union and Orion agreed to sell 41% of the TOM Interests, which represents 100% of Orion's equity interests in TOM, to Union, such that upon the TOM Closing Date, Union will own 70% of the TOM Interests.

     As consideration for the purchase of these TOM Interests, Union paid a price of $26,640.34 per TOM Interest for a total purchase price of $2,188,237.35. The purchase price, less $82,632.47 in closing costs, was paid to the TOM Sellers as follows as of the TOM Closing Date:

     (i)  Payment to Orion of $486,426.85 in immediately available funds;

     (ii) Retention by Orion of the $250,000 escrow closing deposit previously paid by Union;

     (iii) As a portion of the Note, the amount of $321,947.77; and

     (iv) Payment of 100% of the net purchase price to the TASC Selling Investors (collectively, $1,047,230.43), such amount to be by cashier's or certified check.

     Additionally, as part of the TOM Agreement, Orion executed a management services agreement (the "TOM MSA") with TOM for a period of two years from the TOM Closing Date.

     A copy of the TOM Agreement, as amended, is attached hereto as Exhibit 2.3.

Section 2   Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

     The information required by this item is included in Item 1.01 and is incorporated herein by reference.

Section 8   Other Events

Item 8.01       Other Events

     On October 3, 2005, the Company issued a press release announcing that it has successfully completed the previously announced sale of its equity interests in an ambulatory surgery center, an MRI facility and an anesthesia management business in Dover, Ohio to a local hospital. A copy of the press release is attached herein as Exhibit 99.1.

Section 9   Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit Description
------- ------------

2.1 Purchase Agreement, dated as of September 30, 2005, by and among Tuscarawas Ambulatory Surgery Center, L.L.C., Orion HealthCorp, Inc., each of the individuals holding a minority equity interest in Tuscarawas Ambulatory Surgery Center, L.L.C., and Union Hospital

2.2 Asset Purchase Agreement, dated as of September 30, 2005, by and between Union Hospital and TASC Anesthesia, L.L.C.

2.3 Purchase Agreement, dated as of September 30, 2005, by and among Tuscarawas Open MRI, L.P., Orion HealthCorp, Inc., each of the individuals holding a minority equity interest in Tuscarawas Open MRI, L.P., and Union Hospital

99.1     Copy of press release issued by the Company on October 3, 2005.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By:   /s/ Stephen H. Murdock
                                            ----------------------------------
                                                      Stephen H. Murdock
                                                   Chief Financial Officer



Date:    October 7, 2005

Exhibit Description
------- -----------

2.1 Purchase Agreement, dated as of September 30, 2005, by and among Tuscarawas Ambulatory Surgery Center, L.L.C., Orion HealthCorp, Inc., each of the individuals holding a minority equity interest in Tuscarawas Ambulatory Surgery Center, L.L.C., and Union Hospital

2.2 Asset Purchase Agreement, dated as of September 30, 2005, by and between Union Hospital and TASC Anesthesia, L.L.C.

2.3 Purchase Agreement, dated as of September 30, 2005, by and among Tuscarawas Open MRI, L.P., Orion HealthCorp, Inc., each of the individuals holding a minority equity interest in Tuscarawas Open MRI, L.P., and Union Hospital

99.1     Copy of press release issued by the Company on October 3, 2005.